SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 29, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
               Servicing Agreement, dated as of November 1, 1999,
                  providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-20)



                       GE CAPITAL MORTGAGE SERVICES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)



     NEW JERSEY                      33-5042               21-0627285
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission           (IRS Employer
 of Incorporation)                File Number)          Identification No.)


Three Executive Campus
Cherry Hill, New Jersey                                                 08002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code                 (609)661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On November 29, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1999-20 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-20") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated November 19, 1999 as supplemented by the Prospectus Supplement dated November 23, 1999.

The original principal balance of each Class of the Certificates is as follows:


        Class A1                             $183,334,505.00
        Class A2                               $1,804,701.00
        Class A3                              $17,964,986.00
        Class A4                               $1,900,000.00
        Class A5                               $2,823,000.00
        Class A6                               $1,927,100.00
        Class A7                               $1,391,750.00
\       Class A8                                 $950,000.00
        Class A9                               $1,000,000.00
       Class A10                                 $900,000.00
       Class A11                               $1,900,000.00
       Class A12                               $7,306,450.00
       Class A13                               $4,408,000.00
       Class A14                               $7,262,014.00
       Class A15                               $1,603,000.00
       Class A16                               $1,000,000.00
       Class A17                              $34,355,500.00
       Class A18                              $29,837,494.00
       Class A19                              $24,621,364.00
        Class R                                      $100.00
        Class PO                               $2,664,557.58
        Class M                                $6,527,000.00
        Class B1                               $2,920,000.00
        Class B2                               $1,546,000.00
        Class B3                               $1,718,000.00
        Class B4                                 $859,000.00
        Class B5                               $1,031,113.81
        Total :                              $343,555,635.39

The initial Junior Percentage and initial Senior Percentage for Pool 1999-20 are approximately 4.25% and 95.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-20 as of the initial issuance of the Certificates are $137,578.00, $3,435,556.00 and $4,439,614.00, respectively, representing approximately .0400%, 1.0000%, and 1.2900%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of November 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-20

Pool 1999-20 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $343,555,635.39.

The interest rates (the "Mortgage Rates") borne by the 1055 Mortgage Loans conveyed by GECMSI to Pool 1999-20 range from 6.2500% to 12.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.9125% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-20 ranged from $50,000.00 to $1,650,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-20 is $325,645.15, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-20 is July 1985, and the latest scheduled maturity date of any such Mortgage Loan is November 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-20 is 76.9428%.

The Mortgage Loans in Pool 1999-20 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-20:

  MORTGAGE        # OF              AGGREGATE BALANCES     % OF POOL BY
    RATES          LOANS            AS OF CUT-OFF DATE      AGGREGATE BALANCE
    -----          -----            ------------------      -----------------
   6.2500%           1                    $345,757.82           0.1006%
   6.3750%           1                    $547,425.77           0.1593%
   6.5000%           3                  $1,013,377.88           0.2950%
   6.6250%           4                  $1,517,281.34           0.4416%
   6.7500%          12                  $4,010,390.70           1.1673%
   6.8750%          16                  $6,432,813.18           1.8724%
   7.0000%          13                  $4,165,884.92           1.2126%
   7.1250%          15                  $5,017,388.66           1.4604%
   7.2500%          55                 $18,292,090.91           5.3243%
   7.3750%          64                 $21,683,090.49           6.3114%
   7.5000%          87                 $28,530,138.09           8.3044%
   7.6250%          59                 $18,798,901.35           5.4719%
   7.7500%          90                 $28,701,753.62           8.3543%
   7.8750%         107                 $34,996,141.30          10.1865%
   7.9900%           1                    $374,497.42           0.1090%
   8.0000%         115                 $36,260,440.11          10.5546%
   8.1250%          82                 $26,505,152.14           7.7150%
   8.2500%          92                 $29,463,661.71           8.5761%
   8.3750%          73                 $23,998,004.79           6.9852%
   8.5000%          68                 $21,418,692.86           6.2344%
   8.6250%          40                 $13,894,660.29           4.0444%
   8.7500%          23                  $7,472,763.16           2.1751%
   8.8750%          16                  $4,501,068.44           1.3101%
   9.0000%           4                  $1,746,555.46           0.5084%
   9.1250%           2                    $809,445.90           0.2356%
   9.2500%           2                    $940,097.74           0.2736%
   9.3750%           3                  $1,439,053.86           0.4189%
  10.0000%           5                    $537,807.64           0.1565%
  10.8750%           1                     $84,972.84           0.0247%
  12.5000%           1                     $56,325.00           0.0164%
    Total        1,055                $343,555,635.39         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-20


                            # OF                          % OF POOL BY
              BALANCES      LOANS    AS OF CUT-OFF DATE   AGGGREGATE BAL.
              --------      -----    ------------------   ---------------
$      0 - 240,000             96      $12,721,034.30        3.7028%
$240,001 - 250,000             32       $7,879,343.12        2.2935%
$250,001 - 300,000            372     $102,334,091.09       29.7866%
$300,001 - 350,000            238      $77,356,982.71       22.5166%
$350,001 - 400,000            137      $51,552,856.75       15.0057%
$400,001 - 450,000             71      $30,469,936.37        8.8690%
$450,001 - 600,000             86      $44,302,048.47       12.8952%
$600,001 - 650,000             14       $8,953,041.15        2.6060%
$650,001 - 1,000,000 +          9       $7,986,301.43        2.3246%
Total                       1,055     $343,555,635.39      100.0000%


The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-20 is $1,649,025.85.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-20 is $49,407.09.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-20:


      YEAR OF         # OF          AGGREGATE BALANCES         % OF POOL BY
    ORIGINATION        LOANS         AS OF CUT-OFF DATE       AGGREGATE BALANCE
    -----------        -----         ------------------       -----------------
      1985               1                 $56,325.00              0.0164%
      1986               5                $428,813.43              0.1248%
      1988               5                $491,525.67              0.1431%
      1991               4                $683,848.31              0.1991%
      1992               6              $1,432,941.93              0.4171%
      1995               1                $247,094.87              0.0719%
      1998               7              $3,016,169.05              0.8779%
      1999           1,026            $337,198,917.13             98.1497%
     Total           1,055            $343,555,635.39            100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-20:

  LOAN-TO-VALUE         # OF           AGGREGATE BALANCES        % OF POOL BY
RATIO AT ORIGINATION    LOANS         AS OF CUT-OFF DATE       AGGREGATE BALANCE
--------------------    -----         ------------------       -----------------
  00.000 - 50.00         29            $11,263,000.89              3.2784%
  50.001 - 60.00         46            $15,684,802.69              4.5654%
  60.001 - 70.00        124            $44,290,716.26             12.8919%
  70.001 - 75.00        120            $43,020,188.26             12.5220%
  75.001 - 80.00        497           $167,674,796.93             48.8058%
  80.001 - 85.00         16             $4,633,636.90              1.3487%
  85.001 - 90.00         95            $28,878,021.60              8.4056%
  90.001 - 95.00         92            $23,782,602.09              6.9225%
 95.001 - 100.00         36             $4,327,869.77              1.2597%
      Total           1,055           $343,555,635.39            100.0000%


e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-20:

        TYPE OF           # OF          AGGREGATE BALANCES      % OF POOL BY
      DWELLING            LOANS         AS OF CUT-OFF DATE    AGGREGATE BALANCE
      --------            -----         ------------------    -----------------
Single-family Detached      958         $315,573,449.93             91.8551%
Single-family Attached       20           $5,591,118.88              1.6274%
Condominium                  55          $14,829,599.92              4.3165%
2 - 4 Family Units           17           $6,330,181.66              1.8426%
Co-op                         5           $1,231,285.00              0.3584%
Total                     1,055         $343,555,635.39            100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-20:


                         # OF     AGGREGATE BALANCES      % OF POOL BY
           OCCUPANCY     LOANS     AS OF CUT-OFF DATE    AGGREGATE BALANCE
           ---------     -----     ------------------    -----------------
Owner Occupied           1,028     $335,575,904.62              97.6773%
Vacation                    20       $6,183,172.13               1.7998%
Investment                   7       $1,796,558.64               0.5229%
Total                    1,055     $343,555,635.39             100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-20:

                               # OF                AGGREGATE BALANCES       % OF POOL BY
         STATE                 LOANS               AS OF CUT-OFF DATE    AGGREGATE BALANCE
         -----                 -----               ------------------    -----------------
Alabama                           2                    $610,000.22               0.1776%
Arizona                          27                  $9,199,099.95               2.6776%
Arkansas                          2                    $486,823.68               0.1417%
California                      412                $136,922,623.89              39.8546%
Colorado                         29                  $9,704,554.79               2.8247%
Connecticut                      28                 $10,597,168.62               3.0846%
Delaware                          5                  $1,556,922.22               0.4532%
District Of Columbia              6                  $2,003,933.74               0.5833%
Florida                          25                  $8,017,406.91               2.3337%
Georgia                          14                  $4,360,138.23               1.2691%
Hawaii                            3                  $1,151,785.39               0.3353%
Idaho                             3                    $877,508.52               0.2554%
Illinois                         31                 $11,200,825.85               3.2603%
Indiana                           5                  $1,196,587.80               0.3483%
Iowa                              1                    $286,819.42               0.0835%
Kentucky                          3                    $424,979.64               0.1237%
Louisiana                         2                    $730,533.06               0.2126%
Maine                             2                    $635,227.83               0.1849%
Maryland                         39                 $12,148,577.86               3.5361%
Massachusetts                    91                 $31,198,663.68               9.0811%
Michigan                          2                    $653,794.89               0.1903%
Minnesota                        14                  $4,308,902.49               1.2542%
Mississippi                       1                    $646,594.58               0.1882%
Missouri                          6                  $1,328,342.41               0.3866%
Montana                           1                     $73,557.65               0.0214%
Nevada                           10                  $2,099,018.29               0.6110%
New Hampshire                     2                    $371,040.01               0.1080%
New Jersey                       52                 $15,549,831.57               4.5261%
New Mexico                        4                  $1,492,395.76               0.4344%
New York                         65                 $22,134,819.82               6.4429%
North Carolina                   15                  $4,270,896.17               1.2431%
Ohio                             10                  $3,089,017.64               0.8991%
Oklahoma                          2                  $1,095,941.65               0.3190%
Oregon                            9                  $2,375,366.59               0.6914%
Pennsylvania                     26                  $8,554,920.60               2.4901%
Rhode Island                      2                    $488,757.58               0.1423%
South Carolina                    1                    $349,371.30               0.1017%
Tennessee                        10                  $2,161,076.74               0.6290%
Texas                            27                  $8,695,420.08               2.5310%
Utah                              5                  $1,417,320.02               0.4125%
Vermont                           1                    $310,102.64               0.0903%
Virginia                         44                 $13,177,989.68               3.8358%
Washington                       14                  $4,961,641.63               1.4442%
Wisconsin                         2                    $639,334.30               0.1861%
Total                         1,055                $343,555,635.39             100.0000%


h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-20:

YEAR OF      # OF          AGGREGATE BALANCES         % OF POOL BY
MATURITY     LOANS         AS OF CUT-OFF DATE       AGGREGATE BALANCE
--------     -----         ------------------       -----------------
   2015         1              $56,325.00                 0.0164%
   2016         5             $428,813.43                 0.1248%
   2018         4             $426,776.00                 0.1242%
   2019         7           $1,644,488.73                 0.4787%
   2021         1             $193,967.05                 0.0565%
   2022         9           $1,922,823.19                 0.5597%
   2024         2             $578,900.23                 0.1685%
   2028         5           $1,848,756.78                 0.5381%
   2029     1,021         $336,454,784.98                97.9331%
  Total     1,055         $343,555,635.39               100.0000%


The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-20 calculated as of the Cut-off Date is 357 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-20:

                            # OF      AGGREGATE BALANCES     % OF POOL BY
        PURPOSE OF LOAN     LOANS     AS OF CUT-OFF DATE   AGGREGATE BALANCE
        ---------------     -----     ------------------   -----------------
Purchase                      776      $246,246,410.16            71.6759%
Rate Term/Refinance           198       $68,778,217.46            20.0195%
Cash-out Refinance             81       $28,531,007.77             8.3046%
Total                       1,055      $343,555,635.39           100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of November 23, 1999, for certain of the Series 1999-20 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-20 Certificates, dated as of November 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:      /s/ Syed W. Ali
Name:    Syed W. Ali                        ---------------
                                   Title:   Designated Officer



Dated as of November 29, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:      /s/ Syed W. Ali
Name:    Syed W. Ali                        ---------------
                                   Title:   Designated Officer





Dated as of November 29, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:



EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

1.1 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of November 23, 1999, for certain of the Series 1999-20 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc. .

4.1 The Pooling and Servicing Agreement for the Series 1999-20 Certificates, dated as of November 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.